Exhibit 10.24
PROMISSORY NOTE

$45,000,000.00	December 18, 2018
KBSIII DOMAIN GATEWAY, LLC, KBSIII 515 CONGRESS, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII 1550 WEST MCEWEN DRIVE, LLC, each a Delaware limited liability company, collectively as maker, having their principal place of business at 800 Newport Center Drive, Suite 700, Newport Beach, California 92660 (together with each New Borrower now or hereafter bound under the Loan Agreement and this Note as a Borrower pursuant to a Joinder Agreement, "Borrower"), hereby unconditionally promises to pay to the order of CITY NATIONAL BANK, a national banking association ("Lender"), at the office of U.S. Bank National Association, a national banking association, as agent ("Administrative Agent") for itself and for the other financial institutions (collectively, the "Lenders") which are or may in the future become parties to the Loan Agreement (defined below), at Administrative Agent’s office having an address at 4100 Newport Place, Suite 900, Newport Beach, CA 92660 or such other place as Administrative Agent may from time to time designate in writing, the principal sum of Forty-Five Million and No/100 Dollars ($45,000,000.00), or so much thereof as may have been advanced pursuant to the Loan Agreement, in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (this "Note") at the Loan Rate, and to be paid in accordance with the terms of this Note and that certain Term Loan Agreement dated as of October 17, 2018 among Borrower, Lenders and Administrative Agent (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms not defined herein have the respective meanings set forth in the Loan Agreement. This Note, together with (i) that certain Amended and Restated Promissory Note of even date herewith made by Borrower to the order of U.S. Bank National Association, a national banking association, in the face principal amount of $55,000,000.00, (ii) that certain Promissory Note of even date herewith made by Borrower to the order of Fifth Third Bank, an Ohio banking corporation, in the face principal amount of $45,000,000.00, (iii) that certain Promissory Note of even date herewith made by Borrower to the order of Associated Bank, National Association, in the face principal amount of $25,000,000.00, and (iv) that certain Promissory Note of even date herewith made by Borrower to the order of Regions Bank, in the face principal amount of $45,000,000.00, collectively, renews, amends, restates and replaces, in its entirety, that certain Promissory Note executed by Borrower to the order of U.S. Bank National Association, a national banking association, dated as of October 17, 2018 in the face principal amount of $215,000,000.00 (the "Existing Note"). This Note is not intended to, nor shall it be construed to, constitute a novation of the Existing Note or the obligations contained therein.
1.Payment Terms. Borrower agrees to pay the principal sum of this Note, to the extent advanced pursuant to the Loan Agreement, and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement. The outstanding principal balance of the principal sum of this Note and all accrued and unpaid interest thereon is due and payable in full on the Maturity Date. This Note may only be prepaid in accordance with the terms and conditions of the Loan Agreement.

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2.    Acceleration. The Loan Agreement contains, among other things, provisions for the acceleration of the outstanding principal balance of the principal sum of this Note together with all interest accrued and unpaid hereon and all other sums, including late charges, LIBOR Breakage Costs and other costs relating to the Loan, due to Lender under this Note, the Loan Agreement or any other Loan Document (the "Debt") upon the happenings of certain stated events.
3.    Loan Documents. This Note is one of the Notes referred to in the Loan Agreement. This Note is secured by each Security Instrument (as defined in the Loan Agreement) executed by a Borrower and given to Administrative Agent, covering the respective Project described therein (as defined in the Loan Agreement). In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement will govern.
4.    Savings Clause. In the event that the interest and/or charges in the nature of interest, if any, provided for by this Note, the Loan Agreement or by any other Loan Document, contravenes a legal or statutory limitation applicable to the Loan, if any, Borrower will pay only such amounts as would legally be permitted; provided, however, that if the defense of usury and all similar defenses are unavailable to Borrower, Borrower will pay all amounts provided for herein, in the Loan Agreement and in the other Loan Documents. If, for any reason, amounts in excess of the amounts permitted in the foregoing sentence have been paid, received, collected or applied hereunder, whether by reason of acceleration or otherwise, then, and in that event, any such excess amounts will be applied to principal, unless principal has been fully paid, in which event such excess amount will be refunded to Borrower.
5.    Waivers. Borrower and all others who may become liable for the payment of all or any part of the Debt (including, without limitation, each New Borrower upon execution of a Joinder Agreement) do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person will release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents (including, without limitation, each New Borrower upon execution of a Joinder Agreement). No notice to or demand on Borrower will waive any obligation of Borrower or waive any right of Lender or Administrative Agent to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained will remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, will include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members will not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein will remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation,

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and the term "Borrower," as used herein, will include any alternative or successor corporation, but any predecessor corporation will not be relieved of liability hereunder. Nothing in the foregoing sentences may be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, any Security Instrument or any other Loan Document.
6.    No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
7.    Joint Borrower Provisions. Section 10.13 of the Loan Agreement (Joint Borrower Provisions) is by this reference incorporated herein in its entirety.
8.    Governing Law; Waiver of Jury Trial; Jurisdiction. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD CAUSE ANOTHER STATE'S LAWS TO APPLY) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THE LOAN AGREEMENT, AND THIS NOTE AND THE LOAN AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND ANY LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO NATIONAL BANKS.
TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATING TO THE LOAN AND/OR THE LOAN DOCUMENTS. BORROWER, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS NOTE, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, (C) SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND (D) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN WILL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER

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LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESSES FOR NOTICES DESCRIBED IN THE LOAN AGREEMENT, AND CONSENTS AND AGREES THAT SUCH SERVICE WILL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN WILL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
9.    Severability. Wherever possible, each provision of this Note must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.
10.    Time of the Essence. Time is of the essence hereof with respect to the dates, terms and conditions of this Note and the Loan Agreement.
11.    Notices. All notices or other written communications hereunder must be delivered in accordance with Section 10.7 of the Loan Agreement.
12.    Limitation on Liability. Notwithstanding anything to the contrary set forth herein, under no circumstances shall any of the members, partners, directors, shareholders or other constituent owners of Borrower (direct or indirect), other than Guarantor, have any liability for Borrower's obligations hereunder.

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IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be duly executed and delivered as of the day and year first above set forth.
BORROWER:

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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